                                                                    EXHIBIT C.1.

NUMBER                                                        SHARES
[          ]                                                  [          ]

                                UAM FUNDS TRUST

                              [NAME OF PORTFOLIO]
                          INSTITUTIONAL CLASS SHARES

                        SHARES OF BENEFICIAL INTEREST,
                               WITHOUT PAR VALUE

                                   CUSIP #:

THIS CERTIFIES THAT
                              SPECIMEN                 ORGANIZED UNDER
                                                       THE LAWS OF THE
                                                      STATE OF DELAWARE

IS THE OWNER OF

          TRANSFERABLE ONLY ON THE BOOKS OF THE ABOVE TRUST BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

          THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL OF THE PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST OF UAM FUNDS TRUST TO ALL OF WHICH THE HOLDER BY ACCEPTANCE HEREOF ASSENTS. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT. WITNESS, THE FACSIMILE SEAL OF UAM FUNDS TRUST AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:                                                           COUNTERSIGNED
AND REGISTERED:
                                                                 [___________
_________________________________________________________________]
                                                                 TRANSFER AGENT
AND REGISTRAR
                                                                    SPECIMEN
PRESIDENT             TREASURER                                  BY
                                                                 AUTHORIZED
SIGNATURE

                                UAM FUNDS TRUST

     THE TRUST WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER UPON REQUEST A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE PORTFOLIO IS AUTHORIZED TO ISSUE. SUCH REQUEST MAY BE MADE TO THE TRANSFER AGENT OF THE COMPANY AT ITS OFFICE IN BOSTON, MASSACHUSETTS.

          THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS.


TEN COM - as tenants in common UNIF GIFT MIN ACT __________ Custodian _________
                                                  (Cust)               (Minor)
TEN ENT - as tenants by the entireties          under Uniform Gifts to Minor Act

JT TEN - as joint tenants with right of survivorship and not as tenants in common
            ______________
                                                                        (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED ____________ HEREBY SELL ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------

--------------------------------------------------------------------------------
---------------------

--------------------------------------------------------------------------------
---------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

--------------------------------------------------------------------------------
---------------------

--------------------------------------------------------------------------------
---------------------

--------------------------------------------------------------------------------
---------------------

SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

--------------------------------------------------------------------------------
---------------------

ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED PORTFOLIO WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ________________ 19___

SIGNATURE GUARANTEED

           ________________________________

________________________________________________
(SIGNATURE OF SELLER MUST BE GUARANTEED)

NUMBER                                                   SHARES
[          ]                                             [           ]

                                UAM FUNDS TRUST

                              [NAME OF PORTFOLIO]
                      INSTITUTIONAL SERVICE CLASS SHARES

                        SHARES OF BENEFICIAL INTEREST,
                               WITHOUT PAR VALUE

                                   CUSIP #:

THIS CERTIFIES THAT
                             SPECIMEN                  ORGANIZED UNDER
                                                       THE LAWS OF THE
                                                      STATE OF DELAWARE

IS THE OWNER OF

          TRANSFERABLE ONLY ON THE BOOKS OF THE ABOVE TRUST BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

          THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL OF THE PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST OF UAM FUNDS TRUST TO ALL OF WHICH THE HOLDER BY ACCEPTANCE HEREOF ASSENTS. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT. WITNESS, THE FACSIMILE SEAL OF UAM FUNDS TRUST AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:                                                           COUNTERSIGNED
AND REGISTERED:
                                                                 [______________
_________________________________________________________________]
                                                                 TRANSFER AGENT
AND REGISTRAR

                                                                     SPECIMEN
PRESIDENT                 TREASURER                              BY
                                                                 AUTHORIZED
SIGNATURE

                                UAM FUNDS TRUST

     THE TRUST WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER UPON REQUEST A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE PORTFOLIO IS AUTHORIZED TO ISSUE. SUCH REQUEST MAY BE MADE TO THE TRANSFER AGENT OF THE COMPANY AT ITS OFFICE IN BOSTON, MASSACHUSETTS.

          THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS.


TEN COM - as tenants in common UNIF GIFT MIN ACT __________ Custodian __________
                                                  (Cust)              (Minor)
TEN ENT - as tenants by the entireties under Uniform Gifts to Minor Act

JT  TEN - as joint tenants with right of survivorship and not as tenants in common
              ______________
                                                                   (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED ____________ HEREBY SELL ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

------------------------------

--------------------------------------------------------------------------------
__________________

--------------------------------------------------------------------------------
------------------

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

--------------------------------------------------------------------------------
------------------

--------------------------------------------------------------------------------
------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
------------------

SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

--------------------------------------------------------------------------------
------------------

ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED PORTFOLIO WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ________________ 19___

SIGNATURE GUARANTEED

        _________________________________

________________________________________________
(SIGNATURE OF SELLER MUST BE GUARANTEED)